Exhibit 10(ee)

                                                   August 11, 1997

Thomas A. Cifelli, Director
FOX & Company Investments, Inc.
6232 N. 32nd. Street
Phoenix, Arizona  85018

         Re:  Engagement

Dear Tom:

         The purpose of this letter is to set forth the agreement between Sandbox Entertainment Corporation (the "Company") and FOX & Company Investments, Inc. ("FOX") with respect to the matters described herein. Subject to execution and delivery of this letter where indicated below by each party, our agreement is as follows:

         1. The Company hereby engages FOX as a consultant to assist the Company in identifying and introducing potential investors in connection with the "Financing" described hereafter, and facilitating negotiations with such potential investors as reasonably requested by the Company, on the terms and conditions set forth in this engagement letter. The services described in this paragraph are referred to herein as the "Services". The "Financing" is defined as follows:

         (a) Each investor must be an "Accredited Investor" as that term is defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         (b) Each investor who is acceptable to the Company and who executes and delivers definitive documentation acceptable to the Company shall receive a fully subordinated (but not convertible) note (the "Notes") bearing interest at 10% payable in two years or out of the proceeds of a Qualifying IPO (as defined in the Notes), and a three year warrant (the "Investor Warrants") to purchase that number of shares of Common Stock determined by dividing the amount loaned by $2.00 per share. The exercise price of the Investor Warrants will be $2.00 per share until 30 days after an IPO (as defined in the warrants) at which point the exercise price will be the IPO price if greater than $2.00 per share. Forms of the definitive documents will be provided to FOX by the Company for disclosure to potential investors.

         (c) The Company reserves the right in its sole and absolute discretion to decide whether or not, and on what terms and conditions, it accepts any investment in the Company.

         (d) The amount of the Financing shall not exceed $225,000 in proceeds to the Company, except as otherwise agreed by the Company.

         (e) The Financing will end immediately prior to the filing of a registration statement by the Company with the SEC, which filing could occur as early as August 29, 1997. Accordingly, all definitive documentation must have been executed and delivered by investors prior to such date and their obligations to purchase the Notes and Investor Warrants shall be subject to no conditions within the control of such investors.

         2. FOX shall be entitled to compensation for the Services as and to the extent provided in this paragraph 2, and not otherwise. If the Company closes a Financing with one or more investors introduced to the Company by FOX during the term of this engagement letter, then FOX shall be entitled to receive the following compensation:

                  (a) A cash fee in the amount of ten percent (10%) of the gross amount of the loans made to the Company in the Financing from investors introduced to the Company by FOX, which shall be paid upon closing of such loans;

                  (b) If permitted under all applicable Blue Sky Laws, Investor Warrant(s) to purchase that number of shares of Common Stock that is determined by dividing 10% of the aggregate loan amount brought to the Company by FOX by $2.00 per share, provided FOX executes and delivers such investment letters regarding securities laws as the Company reasonably requests; and

                  (c) FOX shall also have the ability to agree with each potential investor to allocate some of the Investor Warrants amongst Investors, selling broker compensation or retained as additional compensation for Fox, all as mutually agreed by such investors and FOX.

         3. The Company's engagement of FOX to provide the Services is nonexclusive. The Company reserves the right to have discussions with, and enter into transactions for a Financing with, potential investors that have not been identified and introduced by FOX, and if the Company does close a Financing with investors not identified and introduced by FOX, FOX shall not be entitled to compensation from the Company with respect to such transaction(s) or its Services under this engagement letter. Nothing in this engagement letter obligates the Company to enter into or complete a Financing.

         4. The term of this engagement letter is four (4) weeks at the end of which it shall automatically expire unless it is extended by mutual agreement, provided however that if the Company completes, within one year after termination of this engagement letter a Financing with a party introduced to the Company by FOX pursuant to this letter FOX will be entitled to receive compensation in accordance with paragraph 2 above.

         5. The Company acknowledges that FOX may seek assistance from third parties, with the prior approval of the Company, in identifying potential investors. FOX agrees that the

FOX & Company Investments, Inc.
August 11, 1997
Page 3

Company shall have no obligation to any such third parties with respect to compensation or otherwise, and that FOX shall be solely responsible for compensating such third parties if at all. The Company agrees that FOX may assign a portion of any options that become payable pursuant to paragraph 2 above to one or more of such approved third parties, provided that such third parties execute and deliver to the Company such investment letters regarding securities laws as the Company reasonably requests and provided that such assignment does not jeopardize the Company's exemption of the Financing from registration or qualification under applicable Blue Sky Laws.

         6. FOX has executed and delivered to the Company a confidentiality letter in the form attached hereto as Exhibit A. FOX shall not provide Confidential Information (as defined in such confidentiality form) to any third party without first obtaining from them an executed confidentiality letter in a form approved by the Company.

         7. The Company will reimburse FOX for reasonably incurred out of pocket expenses, subject to the following: FOX shall obtain prior approval from the Company for any single miscellaneous expense item in excess of $150.

         8. The Company agrees to the indemnification provisions set forth in Exhibit B attached hereto.

         9. The validity and interpretation of this engagement letter shall be governed by the laws of the State of Arizona applicable to agreements made and to be fully performed therein.

         10. For convenience of the parties, any number of counterparts of this letter agreement may be executed by the parties hereto, and each such counterpart shall be and shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same agreement.

         11. This letter and exhibits attached hereto contains the entire agreement of the parties and supersedes all prior discussions, agreements, understandings or representations between the parties relating to the subject matter hereof, and may not be amended except by written agreement executed by both parties hereto.
         If the foregoing correctly sets forth our agreement, please so indicate by signing the

FOX & Company Investments, Inc.
August 11, 1997
Page 4

enclosed copy in the space provided and return it to us, whereupon you and we will be bound to the terms hereof.

                                           Very truly yours,

                                           SANDBOX ENTERTAINMENT CORPORATION



                                           By: /s/ Mark Gorchoff
                                               -----------------------------
                                           Its: Chief Financial Officer
                                               -----------------------------


ACCEPTED AND AGREED:

FOX & COMPANY INVESTMENTS, INC.


By: /s/ Thomas A. Cifelli
    ------------------------------
Its: Executive Vice President
    ------------------------------

                                    EXHIBIT A

                                  CONFIDENTIAL

Sandbox Entertainment Corporation
2231 E. Camelback Road, Suite 324
Phoenix, AZ  85016

                  Re: Confidentiality Agreement
                      -------------------------

Gentlemen:

         In connection with our possible interest in arranging or participating in a business transaction with SANDBOX ENTERTAINMENT CORPORATION ("Company"), we desire to receive from the Company information about the Company, including without limitation its business, products, financial condition and prospects, which is confidential, proprietary or otherwise not generally available to the public. (All such information is hereafter referred to as "Confidential Information"). As a condition to being furnished Confidential Information and afforded access to the facilities and management of the Company, we agree as follows:

         1. We (which for purposes hereof shall include all of our affiliates) will protect and hold in confidence all Confidential Information disclosed to us. We will use such Confidential Information solely for the purpose of evaluating the viability of a transaction with the Company and will not use the same for any other purpose.

         2. We will  disclose  Confidential  Information  only to  those  of our directors, officers and/or employees, if any, who need access to such Confidential Information to enable us to evaluate a proposed transaction and to our outside professional advisors who assist us in such evaluation (such persons are collectively referred to herein as "representatives"). We will disclose Confidential Information only to those of our representatives who have been informed of the confidentiality of Confidential Information and have been instructed to keep the same confidential in accordance with the provisions of this agreement unless the Company has given us prior written authorization to deviate from this procedure.

         3. Without the prior written consent of the Company, we will not, and will direct our representatives not to, disclose to any person either the fact that any investigations, discussions or negotiations are taking place concerning a possible transaction involving the Company and us, or that we have requested or received any Confidential Information from the Company, or any of the terms, conditions or other facts with respect to any such possible transaction, including the status thereof or any of the terms of this Agreement or the fact of its existence.

         4. We will, upon the Company's request, return to the Company or destroy all Confidential Information and any copies or extracts thereof. Any analyses, compilations, studies or other documents which may be prepared for use by us or our representatives in connection with our evaluation of the Company's information or a possible transaction with the Company, and which contain Confidential Information, will be kept confidential in accordance with the terms hereof and will be destroyed upon the Company's request.

         5. Our obligations of non-use and non-disclosure hereunder will not be deemed to apply to Confidential Information which (i) is in the public domain at the time of delivery, (ii) subsequently is published or otherwise becomes part of the public domain through no fault of ours or of our representatives, (iii) we can demonstrate was in our possession at the time of disclosure and was not acquired by us directly or indirectly from the Company or its representatives on a confidential basis, or (iv) becomes available to us on a non-confidential basis from a source that, to the best of our knowledge, is not under an obligation to the Company.

         6. We agree that all (i) communications regarding the proposed transaction, (ii) requests for information, (iii) requests for facility tours or management meetings, and (iv) discussions or questions regarding procedures will be submitted or directed to you, unless specifically instructed otherwise by you.

         7. We understand and acknowledge that the Company is not making any representation or warranty, express or implied, as to the accuracy or completeness of the Confidential Information, and none of the Company or any of its respective officers, directors, employees, stockholders, owners, affiliates or agents will have any liability to us or any other person resulting from our use of the Confidential Information. Only those representations or warranties, if any, that are made in a definitive transaction agreement when, as, and if any is executed.

         8. If we or our representatives are requested or required to disclose any Confidential Information, we will promptly notify you of such request or requirement so that you may seek an appropriate protective order or other appropriate relief and/or waive our compliance with provisions of this agreement. If, in the absence of such relief or waiver hereunder, we or our representatives are, in the opinion of our counsel, compelled to disclose Confidential Information, then we may disclose such of the Confidential Information to the person compelling disclosure as is, according to such opinion, required without liability hereunder.

Sandbox Entertainment Corporation
August 11, 1997
Page 3

         9. It is further agreed that no failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege hereunder.

         10. In addition to any and all remedies available at law, we agree that the Company shall also be entitled to equitable relief, including injunction and specific performance, in the event of any breach of this agreement. This agreement and any issues arising hereunder or related hereto shall be governed by the internal laws of Arizona (without regard to choice of laws).

         This letter agreement is effective on and as of August 11, 1997.

                               Thomas A. Cifelli, for Fox & Company Investments, Inc.

                               By: /s/ Thomas A. Cifell
                                   ----------------------------------
                               Its Authorized Representative

                               [Corporate signatory]


                               --------------------------------------
                               Signature


                               --------------------------------------
                               Print name

                               [Individual signatory]

                                    EXHIBIT B

                           INDEMNIFICATION PROVISIONS

         The Company agrees to defend, indemnify and hold harmless FOX, its officers, directors, and employees (hereafter jointly referred to as FOX) against any and losses, claims, demands, suits, actions, judgments, awards, damages, liabilities, costs, reasonable attorneys' fees (and all actions in respect thereof and any reasonable real or other expenses in giving testimony or furnishing documents in response to a subpoena or otherwise), including the costs of investigating, preparing or defending any such action or claim, whether or not in connection with litigation In which FOX is a party, directly or indirectly caused by, relating to, or asserted by a third party, based upon or arising out of (a) the Company's breach of or the incorrectness of any representation, warranty, or covenant of Company contained in this agreement; and/or (b) the conduct or operation of the business of the Company; or (c) failure of Company to perform any term condition, or obligation required by this Agreement to be performed by Company; or (d) any services rendered by FOX as defined in or contemplated by the letter agreement to which these Provisions are attached, as it may be amended from time to time (the "Agreement") or (e) FOX acting for the Company, including without limitation, any act or omission by FOX in connection with its performance of its obligations the Agreement. Notwithstanding the foregoing, the Company shall not have any liability to FOX for or in connection with the engagement of FOX or with any of the foregoing, for any such liability for losses, claims, demand, suits, actions, judgments, awards, damages, liabilities, costs or expenses that is found in a final judgment by a court of competent jurisdiction or mutually acceptable arbitrator to have resulted primarily and directly from FOX's gross negligence or willful misconduct or FOX's material breach of the Agreement.

         As a condition to the foregoing indemnity, in the event of the assertion of any claim or demand, or the institution of any suit or action with respect to which Company is required by this paragraph to indemnify FOX, FOX will give notice thereof to Company and will afford Company the opportunity to defend, settle, or compromise the same. Unless Company agrees to duly, promptly and diligently discharge or defend against such claim, demand, suit or action such manner as will, in the Company's reasonable judgment, protect FOX from any liability, loss, cost or damage as a result thereof, FOX may, at FOX's option, for Company's account and risk, assume the defense of the same, may implead, interplead or claim over against Company or may, compromise or settle the same on such terms as FOX may reasonably determine and may thereafter hold Company responsible for all sums paid and all costs, expenses and reasonable attorney's fees incurred by FOX in so doing. FOX may, at FOX's option, participate in any legal proceedings being conducted by Company hereunder with counsel of FOX's choosing, but such participation shall be at FOX's sole expense, so long as Company is diligently conducting the same in the Company's reasonable judgments and FOX's counsel shall to the fullest extent consistent with its professional responsibilities cooperate with the Company and any counsel designated by the Company.

         In the event that a court of competent jurisdiction, or an arbitrator mutually acceptable to the parties, determines that Company has no indemnity obligations to FOX hereunder, but that both Company and FOX are liable to a third party asserting a claim against Company and FOX, then as between Company and FOX, they each agree to contribute such amounts as may be necessary to satisfy such liability, in amounts proportionate to their respective comparative negligence/responsibility as determined by a court of competent jurisdiction or a mutually acceptable arbitrator. If either Company or FOX pays such third party more than its proportionate share as determined above, then it shall be entitled to seek contribution from the other party to the extent of such excess.

         No person or affiliated entity found liable for a fraudulent misrepresentation shall be entitled to contribution from any person or affiliated entity who is not also found liable for such fraudulent misrepresentation.

         These Indemnification Provisions shall be in addition to any liability which the Company may otherwise have to FOX or the controlling persons of FOX within the meaning of the federal securities laws.

         The foregoing Indemnification Provisions are in addition to any rights or remedies available under applicable law and are not to the exclusion of any such nights or remedies.